UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 7, 2005

INTERNATIONAL GAME TECHNOLOGY

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-10684 (Commission File Number)	88-0173041 (IRS Employer Identification No.)

9295 Prototype Drive
Reno, Nevada 89521
(Address of principal executive offices) (Zip Code)

(775) 448-7777
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
SIGNATURES

Item 8.01 — Other Events.

     Institutional Shareholder Services (ISS) requested that International Game Technology (IGT) provide ISS with additional information about fees that IGT paid to its independent auditor, Deloitte & Touche LLP (Deloitte), reported in its proxy statement for its 2005 Annual Meeting of Shareholders. ISS further requested that IGT publish this information in a Form 8-K filing. The following is the information IGT provided to ISS.

FEES PAID TO INDEPENDENT AUDITORS

The following table sets forth supplemental information concerning fees billed by Deloitte for services rendered to IGT for the fiscal year ended September 30, 2004 (in millions):

Audit Fees	$1.1
Audit-Related Fees	0.4
Tax Fees
Tax Preparation and Compliance	1.0
Tax Planning and Advisory	1.2

Total Tax Fees	$2.2
All Other Fees	—

Total	$3.7

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY (Registrant)
Date: February 7, 2005	By:	/s/ Maureen T. Mullarkey
		Name:	Maureen T. Mullarkey
Its: Executive Vice President, Chief Financial Officer, Treasurer